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                                                                    Exhibit 10.8

                               AGREEMENT NO. 99.10

                     ON TECHNICAL AND SCIENTIFIC PRODUCTION
                           DEVELOPMENT AND MANUFACTURE

Karlsruhe                                                            07.10.1999.

BALTIC SCIENTIFIC INSTRUMENTS (BSI, LTD.) hereinafter referred to as the PERFORMER, in the presence of President Dr. VLADIMIR GOSTILO, acting on basis of Status of the company, on the one hand and BRUKER AXS ANALYTICAL X-RAY SYSTEMS GMBH, hereinafter to as the CUSTOMER, in the presence of Managing Director Dr. MARTIN HAASE, acting on basis of the company on the other hand have concluded the present agreement on the following.

                           1. SUBJECT OF THE AGREEMENT

1.1. The CUSTOMER commits and the PERFORMER takes on himself development and manufacture of the X-Ray Radiation Spectrometer Prototype with Thermoelectric Cooling of Si Detector (Product 2).

1.2. The task delivery term according to the agreement is 10.01.2000.

1.3. The acceptance and the valuation of the technical and scientific production to be made according to the Technical Assignment to the task (Supplement 1), which is an integrated part of the agreement.

                2. THE COST OF THE TASK AND THE TERMS OF PAYMENT

2.1. As a payment for the task in according to the present agreement the CUSTOMER will transfer to the PERFORMER USD [**].

2.2. 50% of the payment to be made after delivery of the prototype. 50% of the payment to be made after successful test of the detector. The test has to be completed latest 2 months after delivery. The acceptance test will be at Bruker AXS in Karlsruhe. If the detector does not meet the specifications, the detector will be returned to BSI and the second 50% payment will not be made.

2.3. The prices for delivery of further units depend on their quantity and are given in suplement 2.


CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS EXHIBIT, WHICH PORTIONS HAVE BEEN OMITTED AND REPLACED WITH [**] AND FILED SEPARATELY WITH THE COMMISSION.


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                                                                               2


                   3. THE TERMS OF THE ACCEPTANCE OF THE TASK

3.1. After the task is completed the PERFORMER presents the spectrometer device prototype to the CUSTOMER in Karlsruhe where the joint acceptance test takes place. In the case of the test positive results the acceptance report will be made, that is the basis for payment of the first half of the sum of the existing contract

3.2. The delivery of spectrometer device is executed CPT-Karlsruhe. Production code 903010900.

                       4. RESPONSIBILITIES OF THE PARTIES

The PERFORMER and the CUSTOMER are responsible for appropriate fulfillment of the present agreement by their property according to legislation in force.

            5. PERIOD OF VALIDITY AND LEGAL ADDRESSES OF THE PARTIES

5.1.  Legal addresses and bank's data of the parties:

The PERFORMER:             Ganibu dambis 26, P.O. Box 33, Riga,
                           LV-1005, Latvia

CORRESPONDENT:             S.W.I.F.T. code [**],
                           CHIPS UID 33651
                           THE BANK OF NEW YORK, New York

BENEFICIARY'S BANK:        ACCOUNT N [**]
                           S.W.I.F.T. code [**],
                           Parex Bank, Riga

BENEFICIARY:               ACCOUNT [**]

THE CUSTOMER:              OSTL. RHEINBRUCKENSTR. 50,
                           D-76187 KARLSRUHE

The supplement to the agreement: Technical Assignment (3 pages).

THE PERFORMER                              THE CUSTOMER

/s/ V. Gostilo                             /s/ Martin Haase
--------------------                       -----------------------
V. Gostilo, Ph.D.                          Dr. Martin Haase
President                                  Managing Director
BALTIC SCIENTIFIC INSTRUMENTS              BRUKER AXS
                                           ANALYTICAL X-RAY SYSTEMS GMBH

   [SEAL]
   BALTIC
 SCIENTIFIC
INSTRUMENTS


[**]Indicates that information has been omitted and filed separately with the Commission pursuant to a request for confidential treatment.

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[BSI LOGO]                                         BALTIC SCIENTIFIC INSTRUMENTS
                                                   -----------------------------
                                                                    SUPPLEMENT 1
                                           TO THE CONTRACT NO. 99.10 DD 07.10.99

                          X-RAY RADIATION SPECTROMETER
            WITH THERMOELECTRICAL COOLING OF SI DETECTOR (PRODUCT 2)
                              Technical Assignment

1. APPLICATION OF THE DEVICE

X-Ray Radiation spectrometer based on Si detector with thermoelectric cooling (further - spectrometer) is applied for X-Ray radiation conversion into electric signals, their further amplification and analog filtration, registration, accumulation, visualisation and spectra processing with PC of IBM-PC type.

2. COMPLETE SET

Spectrometer should comprise:

- X-Ray radiation Si detector with thermoelectric cooling (DS), with vacuum chamber with thermoelectric cooler (TC) and Si detector, charge sensitive preamplifier, electro discharge magnetic pump (MP), supply and signal transfer connectors;

- spectrometrical device in [**] crate (MS), comprising analog processor, analog digital converter, microprocessor device with buffer memory and data transfer interface via RS-232, TC and MP supply unit, supply unit for preamplifier, Si detector and all electronic assemblies, closed water cooling system for DS (SWC), comprising radiator with air cooling and water pump.

3. TECHNICAL CHARACTERISTICS

1.    [**]
2.    [**]


[**]Indicates that information has been omitted and filed separately with the Commission pursuant to a request for confidential treatment.

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 3.   [**]
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[**]Indicates that information has been omitted and filed separately with the
Commission pursuant to a request for confidential treatment.

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23.  [**]

4. COMPLETE DELIVERY SET

1. Si detecting unit
2. Spectrometry device MS
3. Electrical cables
4. Water cooling system pipes
5. Passport and operator manual, including software package for Windows NT 4.0, installation guide.
6. Package

THE PERFORMER                                   THE CUSTOMER

A.Sokolov                         BRUKER AXS Analytical X-ray Systems GmbH
/s/ A.Sokolov                         Systeme fur die Rontgenanalytik
                                         Ostl. Rheinbruckenstr. 50
   [SEAL]                                     76187 Karlsruhe
   BALTIC
 SCIENTIFIC                                   /s/ Martin Haase
INSTRUMENTS

Technical Director
Baltic Scientific Instruments

[**]Indicates that information has been omitted and filed separately with the Commission pursuant to a request for confidential treatment.

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[BSI LOGO]                                         BALTIC SCIENTIFIC INSTRUMENTS
                                                   -----------------------------
                                                                    SUPPLEMENT 2
                                            TO THE CONTRACT NO.99.10 DD 07.10.99

The prices for the delivery of the X-ray Radiation Spectrometer with Thermoelectric Cooling (Product 2) depending on their quantity:

        [**]

THE PERFORMER                                   THE CUSTOMER

A.Sokolov                         BRUKER AXS Analytical X-ray Systems GmbH
/s/ A.Sokolov                         Systeme fur die Rontgenanalytik
                                         Ostl. Rheinbruckenstr. 50
   [SEAL]                                     76187 Karlsruhe
   BALTIC
 SCIENTIFIC                                   /s/ Martin Haase
INSTRUMENTS

Technical Director
Baltic Scientific Instruments


[**]Indicates that information has been omitted and filed separately with the Commission pursuant to a request for confidential treatment.

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ATTACHMENT 3

REQUIRED STANDARDS:

ELECTRICAL SAFETY:

o  DIN EN 61010-1 (IEC 1010-1)
Safety requirements for electrical equipment for measurement, control and laboratory use.

ELECTROMAGNETIC COMPATIBILITY:

o  EN 50081-1
Generic Emission Standard for residential, commercial and light industry.

o  EN 50082-2
Generic immunity standard for industrial environment

ADDITION TO ITEM 7 IN "TECHNICAL CHARACTERISTICS"

[**]

            /s/ Martin Haase                         A.Sokolov
                                                     /s/ A.Sokolov
BRUKER AXS Analytical X-ray Systems GmbH
    Systeme fur die Rontgenanalytik                     [SEAL]
       Ostl. Rheinbruckenstr. 50                        BALTIC
            76187 Karlsruhe                           SCIENTIFIC
                                                     INSTRUMENTS

[**]Indicates that information has been omitted and filed separately with the Commission pursuant to a request for confidential treatment.

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[LETTERHEAD OF BRUKER AXS]

                             LETTER OF UNDERSTANDING

                                     Between

                                 Bruker AXS GmbH
                         Ostliche Rheinbruckenstrasse 50
                               D - 76187 Karlsruhe

                          Baltic Scientific Instruments
                      Ganibu dambis 26, P.O. Box 33, Riga,
                                 LV-1005, Lativa

Bruker AXS GmbH and Baltic Scientific Instruments are expressing their intention to enter an exclusive supply agreement for energy dispersive detectors for the use in X-ray analysis. This letter is based on the AGREEMENT NO. 99.10 ON TECHNICAL AND SCIENTIFIC PRODUCTION DEVELOPMENT AND MANUFACTURE signed between the two parties dated 07.10.1999.

The following conditions are targeted by both parties:

1. Product as per specification of the AGREEMENT No. 99.10 dd. 07.10.99

2. Price detector unit (OCT Karlsruhe) as Supplement 2 to the Contract No. 99.10 dd. 07.10.99

3. Payment terms:                    60 days net after delivery

4. Delivery time:                    3 months ARO

5. Warranty:                         [**] after delivery

6. Worldwide Exclusivity:            For the field of X-ray Diffraction BSI
                                     will sell the product of the Agreement
                                     No. 99.10 only via Bruker AXS GmbH

/s/ Vladimir Gostilo                                    /s/ Martin Haase
--------------------                                    -----------------------
Vladimir Gostilo, Ph.D.                                 Martin Haase, Ph.D
President                                               Managing Director
BALTIC SCIENTIFIC INSTRUMENTS                           BRUKER AXS GMBH


[**]Indicates that information has been omitted and filed separately with the Commission pursuant to a request for confidential treatment.